Exhibit 99.2
[Slide Presentation]
================================================================================

                         The Reader's Digest Association

                                  Merrill Lynch
                       Advertising/Publishing & Education
                               Investor Conference
                              New York Palace Hotel
                               February 25th, 2003
                                                          [Reader's Digest logo]

The Businesses
--------------------------------------------------------------------------------
[graphic of company names in a circle]

Books Are Fun
US Magazines
International
US BHE
Reiman
QSP
                                                                               2

Drivers of Growth
--------------------------------------------------------------------------------
BAF, QSP, and Reiman represent our higher growth, higher margin businesses that represent 35% of revenue and 65% of operating profit

FY' 03 Revenue*

Core    [pie chart 65%]
-----
US BHE
US Mags.
International

Higher  [pie chart 35%]
Growth
-------
BAF
QSP
Reiman

FY '03 Operating Profit*

Higher            [pie chart 65%]
Growth
------
BAF
QSP
Reiman

Core [pie chart 35%]
-----
US BHE
US Mags.
International

*Analyst estimates
                                                                               3

Revenue Transformation
--------------------------------------------------------------------------------
Since FY'98, traditional revenues have been replaced by new sources that have enabled us to:

     - achieve greater economic, channel, and customer diversity
     - improve operating margins
     - increase operating profits

[bar chart with the following data points:]

FY '98             $2.6B
US BHE            -$0.3B
US Mags.          -$0.1B
International     -$0.2B

BAF/QSP
Reiman             +0.7B

FY'02*
Proforma           $2.7B

*Includes full year of Reiman
                                                                               4

Increase Diversity
--------------------------------------------------------------------------------
Sources of Revenues have been reduced for our traditional core businesses (primarily sweepstakes direct mail) from 94% in FY'98 to less than 55% in FY'02

                                     Revenue
                                 [2 pie charts:]
[pie chart:]
US Magazines               17%
US BHE                     23%
International              54%
QSP                         6%

FY'98 = $2.6 Billion

[pie chart:]
US Magazines               13%
US BHE                     11%
International              44%
Reiman                     12%
BAF                        10%
QSP                        10%

FY'02 = $2.7 Billion*

*Proforma:  Includes full year of Reiman
                                                                               5

Increased Operating Profits
--------------------------------------------------------------------------------
The sweepstakes settlement dramatically altered response rates in the US which led to a significantly smaller US Books and Home Entertainment business. By eliminating unprofitable revenues in the traditional core business and adding new, higher margin businesses like BAF and Reiman, we were able to offset the decline in the US and improve operating profits by 120%....................

[bar chart with the following data points:]
($ in Millions)

FY'98              $100
US BHE            -$37
US Mags.          -$3
International     +$60
BAF/QSP
 Reiman           +$100
FY'02*
 Proforma         $220

*Includes full year of Reiman
                                                          [Reader's Digest logo]
                                                                               6

Operating Profit Performance
--------------------------------------------------------------------------------
Which has resulted in a CAGR of 22%......................The problem is.......

($ in Millions)

[bar chart with the following data points:]

FY'98             $100

CAGR = 22%

FY'02* Proforma   $220

*Includes full year of Reiman
Note: Represents segment operating profits before restructuring
                                                                               7

Operating Profit Performance
--------------------------------------------------------------------------------
..............how we got there.....................Ugly....

($ in Millions)

[bar chart with the following data points:]

FY'98             $100
FY'99             $167
FY'00             $257
FY'01             $247
FY'02*            $220
Proforma

CAGR = 22%

*Includes full year of Reiman
Note: Represents segment operating profits before restructuring
                                                                               8

Balance Sheet
--------------------------------------------------------------------------------
.....And to drive part of that transformation, for the first time in our history, we took on long term debt...........


[bar chart with the following data points:]
($ in Millions)

FY'98             $0
FY'99             $0
FY'00             $89
FY'01             $160
FY'02             $950
                                                                               9

Operations
--------------------------------------------------------------------------------
.....And as our domestic businesses began to rebound, growing 57% in the first half of this year...........

($ in Millions)

Operating Profits - North America
(Second Quarter YTD)

[bar chart with the following data points:]

FY'02             $80

+57%

FY'03             $125*

*Includes $22 million in Reiman profits
                                                                              10

Operations
--------------------------------------------------------------------------------
.....Our International Business has stumbled...........

($ in Millions)

Operating Profits - North America
(Second Quarter YTD)

[bar chart with the following data points:]

FY'02             $80

+57%

FY'03             $125*


Operating Profits - International
(Second Quarter YTD)

[bar chart with the following data points:]

FY'02             $50

-59%

FY'03             $21

*Includes $22 million in Reiman profits
                                                                              11

Expectations
--------------------------------------------------------------------------------
.....resulting in our lowering full year EPS guidance...........
[chart:]

$1.20 - $1.30

$1.08 - $1.18
                                                                              12

Price Performance
--------------------------------------------------------------------------------
.........that has effected our stock performance

                              RDA Price Performance
                              (12-31-99 - 2-19-03)

[Chart depicting price on the following dates:]

45
40
35
30
25
20
15
10
5

12/31/1999
3/28/2000
6/22/2000
9/18/2000
12/12/2000
3/12/2001
6/6/2001
8/30/2001
11/30/2001
2/28/2002
5/24/2002
8/20/2002
11/13/2002
2/11/2003
                                                                              13

Trading Multiples
--------------------------------------------------------------------------------
.....driven by our lower valuation multiple relative to our peers and the industry

Trading Multiples and Ratios:       FY'03       Reader's    Publishing  S&P 500
                                    Analyst     Digest        Peers
                                    Estimates

Enterprise Value/EBITDA             $275         7X             10X      12X

Price/Free Cash Flow(1)             $150         7X             23X      14X

P/E                                 $1.07       10X             18X      17X

Debt/EBITDA                         $875         3               4        4

Interest Coverage(2)                $40          7              11       11

(1) Change in net cash position before dividends, share repurchases, divestitures and acquisitions
(2) EBITDA divided by interest expense
                                                                              14

Valuation
--------------------------------------------------------------------------------
At a current stock price of $10.50, our consolidated asset value is equal to approximately $19 per share, or 11X analyst estimates of FY'03 EBITDA for BAF, QSP, Reiman combined, implying minimal value for the historical core businesses (Global BHE and Magazines)

[bar chart with the following data points:]

Asset Value/per Share
---------------------
Current Share Price        $10.50
+
FY'03 YE Net Debt          $8.20 - $8.50
=
Consolidated Asset Value   $18.70 - $19.00

Enterprise Value/per Share
--------------------------
Implied Value for (BAF,
  QSP, Reiman)*@ 11X       $18.50 - $19.00
+
Implied Value Historical
 Core* @ 0X                $0
=
Total Implied Value        $18.50 - $19.00

*Based on analyst estimates for FY'03 EBITDA
                                                                              15

What is our longer term guidance?
--------------------------------------------------------------------------------
[chart with triangle and the following data:]

FY'03 Profit Contribution
-------------------------
35%

Margin Improvement
------------------
U.S. Magazines
U.S. BHE
International

Revenue*
--------
0% to 2%

Profit Growth*
--------------
5% to 10%

65%

Growth
------
BAF
QSP
Reiman

Revenue*
--------
5% to 10%

Profit Growth*
--------------
7% - 12%

*In aggregate, over 5 years.
                                                                              16

Progress to Date
--------------------------------------------------------------------------------
-------------------- ------------------ -----------------------------------
Business             Progress                      Explanation
-------------------- ------------------ -----------------------------------
Margin Improvement
--------------------
US BHE               Ahead of Schedule   oReduced operating losses by 80%
                                          year to date vs. target of 50%
                                         oResponse rates up on majority of
                                          mailings YTD

US Magazines         On track            oAdded 600K more new net paid subs
                                          YTD vs. last year at lower acquisition
                                          cost
                                         oResponse rates at or above
                                          pre-downturn, pre-9/11 levels.
                                          Advertising remains soft

International        Well behind plan    oProfits off 59% YTD on 7% lower
                                          revenues
                                         oResponse rates off ~15%
                                         oFixed cost structure too high

                                                                              17

Progress To Date
--------------------------------------------------------------------------------
-------------------- ------------------ -----------------------------------
Business             Progress                      Explanation
-------------------- ------------------ -----------------------------------
Growth
------
BAF                  On track           oProfits up 12% YTD
                                        oGrowth in number of events across all
                                         product categories, despite challenging
                                         retail environment.
                                        oChallenging retail environment and
                                         weather in Q3.

QSP                  Behind Schedule    oYTD profits up 5% driven by price
                                        oSubscription and gift volume down
                                        oWeaker student participation

Reiman               On track           oRevenue up 6% YTD
                                        oHigher postage and testing costs

--------------------------------------------------------------------------------
.....Now, let's address the two areas most people are talking about...
                                                                              18

How do we get International Back on Track?
--------------------------------------------------------------------------------
1. What's wrong:
       o Operating profits down 59% year-to-date
       o Response rates down +/-15%
       o Large percentage went straight to the bottom line

2. Why?
       o Economy
       o Mailing intensity
       o War/Terrorism fears
       o Music industry turmoil (piracy)

3. How to fix:
       o Reduce risk
           - Less mailing
           - Fewer product launches
       o Continue development
           - Better products (BAF, Reiman)
           - New promotion ideas
           - International expansion (Eastern Europe)
           - Developing markets (Russia, India, China)
       o  Dramatically Reduce Cost
           - Reduced mail quantity began in 1st half
           - Began reorganization
           - More to come
                                                                              19


How do we get QSP Back on Track to high single/low double digit growth?
--------------------------------------------------------------------------------

1. What's wrong:
       o     Revenue and profits up low to mid single digits year-to-date
       o     Lower volume a concern

2. Why?
       o     Flat school penetration
       o     Declining sales per student
       o     Economy?

3.     How to fix:
        o    Increase customer reach and number of events
             -    Increase school penetration
                  --     Expand sales force and improve productivity
                  --     Target under penetrated school market (e.g., QSP
                         currently in less than 10% of 22,000 high schools)
             -    Broaden target market
                  --     Increase share of $5 billion fundraising category
                  --     Pursue potential partnerships

       o     Increase event averages and number of events per location
             -    Increase magazine subscription and gift volume by:
                  --     Increasing the level of student participation and
                         orders per student by improving incentives.
                  --     Broadening product portfolio
                  --     Expanding eFundraising to increase student
                         participation
                                                                              20

Conclusions
--------------------------------------------------------------------------------
o Most US businesses on track with positive trends
o International businesses very weak but still profitable
o Core business is now a much smaller part of the company
o Strong cost reduction program aimed at core business
o Our free cash flows are in line with expectations and we will be reducing debt
o Stock price low by all measures
                                                                              21


================================================================================

                         The Reader's Digest Association

                                  Merrill Lynch
                       Advertising/Publishing & Education
                               Investor Conference
                              New York Palace Hotel
                               February 25th, 2003
                                                          [Reader's Digest logo]